EXECUTION VERSION

Exhibit 99.1




                                 THIRD AMENDMENT

                                       TO

                         RECEIVABLES TRANSFER AGREEMENT

     THIS THIRD AMENDMENT TO RECEIVABLES TRANSFER AGREEMENT, dated as of December 10, 2004 (this "Third Amendment"), is entered into among CARCORP, INC., a Delaware corporation ("Transferor"), COLLINS & AIKMAN PRODUCTS CO., a Delaware Corporation, individually, in its capacity as "Guarantor" and in its capacity as collection agent (in such capacity, the "Collection Agent"), GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as committed purchaser (in such capacity, "GECC Committed Purchaser") and as funding agent (in such capacity, "GECC Funding Agent"), and GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as successor administrative agent under the Transfer Agreement referred to below (in such capacity, "Successor Agent"), and JPMORGAN CHASE BANK, N.A., in its capacity as existing administrative agent (in such capacity, the "Existing Agent"), and relates to that certain Receivables Transfer Agreement, dated as of December 20, 2001, and amended and restated as of September 24, 2002 (as so amended and restated and as may be further amended, restated, supplemented or otherwise modified from time to time, including, without limitation, by the Amendment and Waiver, dated as of August 26, 2003 (the "First Amendment"), and the Second Amendment, dated as of December 18, 2003 (the "Second Amendment"), the "Transfer Agreement"), among Transferor, Collection Agent, GECC Committed Purchaser, GECC Funding Agent, the other persons from time to time party thereto as "Committed Purchasers", "Funding Agents" and "CP Conduit Purchasers", and Existing Agent. Capitalized terms used and not otherwise defined herein have the respective meanings assigned to them in the Transfer Agreement.

                              W I T N E S S E T H:

     WHEREAS, immediately prior to the date hereof and the assignments described in the next paragraph, JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, and IXIS Financial Products (f/k/a CDC Financial Products Inc.) and GECC Committed Purchaser were the Committed Purchasers under the Transfer Agreement (the "Existing Committed Purchasers") and the Funding Agents thereunder, and Delaware Funding Corporation (successor by assignment to Park Avenue Receivables Corporation), Liberty Street Funding Corp. and Eiffel Funding, LLC were the CP Conduit Purchasers (the "Existing CP Conduit Purchasers");

     WHEREAS, in accordance with the terms of the Transfer Agreement, immediately prior to the date hereof, inter alia, each of the Existing Committed Purchasers (other than GECC Committed Purchaser) assigned their Commitments and their Funded Amount, if any, to GECC Committed Purchaser, and GECC Committed Purchaser purchased each Existing CP Conduit Purchaser's Interest and CP Conduit Funded Amount;

     WHEREAS, as a result of the above-described transactions, GECC Committed Purchaser is the only Committed Purchaser and Funding Agent party to the Transfer Agreement, and no CP Conduit Purchasers are party to the Transfer Agreement;

     WHEREAS, as a result of the above-described transactions, Existing Agent desires to resign as Administrative Agent and Successor Agent desires to be appointed as successor Administrative Agent; and

     WHEREAS, the parties hereto desire to consent to such resignation and appointment and to amend the Transfer Agreement accordingly;

     NOW, THEREFORE, in consideration of the above premises, Transferor, Collection Agent, Successor Agent, Existing Agent, GECC Committed Purchaser and GECC Funding Agent agree as follows:

     Resignation and Appointment of Administrative Agent.

     Existing Agent hereby notifies Transferor, Collection Agent and GECC Funding Agent that it hereby resigns as Administrative Agent as provided under
Section 8.09 of the Transfer Agreement. Transferor, Collection Agent and GECC Funding Agent hereby accept such resignation and agree that such notification is sufficient under Section 8.09 of the Transfer Agreement, notwithstanding anything to the contrary contained in such Section, including the requirement for 30 days' prior notice of such resignation. GECC Committed Purchaser, constituting at least the Required Committed Purchasers, hereby appoints Successor Agent as Administrative Agent. Successor Agent hereby accepts such appointment and Transferor and Collection Agent hereby acknowledge and approve of such appointment. Transferor, Collection Agent, GECC Committed Purchaser and GECC Funding Agent hereby acknowledge and agree that the provisions of Sections
2.20 (Indemnities by Transferor), 2.22 (Indemnities for Taxes), 2.23 (Other Costs, Expenses and Related Matters), 6.10 (Collection Agent Indemnification of Indemnified Parties) and 8.07 (Indemnification) of the Transfer Agreement, in each case, as they pertain to Existing Agent, shall survive Existing Agent's resignation hereunder, and shall inure to the benefit of Existing Agent as to any actions taken or omitted to be taken while Existing Agent was Administrative Agent under the Transfer Agreement and the other Transaction Documents.

     Each of the parties hereto agree to execute or deliver all documents Successor Agent reasonably believes are necessary or desirable to evidence its appointment as successor Administrative Agent; provided that the failure to comply with this sentence by any party hereto (other than Transferor or Collection Agent) shall not result in breach of this Third Amendment or a Potential Termination Event or Termination Event under the Transfer Agreement or any other Transaction Document. Existing Agent hereby authorizes Successor Agent to execute, deliver and file all documents Successor Agent believes are necessary or desirable to evidence its appointment as successor Administrative Agent, including, but not limited to, amending the UCC financing statements and/or amendments filed with respect to the Transfer Agreement and other Transaction Documents and taking any other actions as the "Secured Party of Record" (under and in accordance with Article 9 of the Uniform Commercial Code) with respect to the Transfer Agreement and other Transaction Documents.

     Existing Agent hereby transfers and assigns to Successor Agent, and Successor Agent hereby accepts and assumes, all of Existing Agent's right, title and interest in, to and under the Transfer Agreement and the other Transaction Documents, including, without limitation, with respect to any liens, mortgages and security interests derived thereunder with respect to the property of Transferor or any Seller, which liens, mortgages and security interests are, in all respects, continuing in effect and hereby are affirmed; provided that such right, title and interest shall be limited to Existing Agent's right, title and interest as Administrative Agent under such Transfer Agreement and other Transaction Documents. Such transfer and assignment is without recourse, representation or warranty of any kind, other than with respect to the representations and warranties of Existing Agent set forth in Section 1(e) of this Third Amendment.

     Existing Agent hereby agrees that to the extent that any lien, mortgage or security interest is not effectively assigned to Successor Agent as of the date hereof, to act, at the cost and expense of Transferor and Collection Agent, as the collateral agent for Successor Agent with respect to such mortgage, lien or security interest under the Transfer Agreement and the other Transaction Documents for the period commencing on the Third Amendment Effective Date and continuing until thirty (30) days thereafter or such earlier date as Successor Agent may request (it being understood and agreed that any reference to Existing Agent on any publicly filed document, to the extent such filing relates to the mortgages, liens and security interests assigned hereunder and until such filing is modified to reflect Successor Agent's interests, shall, with respect to such liens, mortgages and security interests, constitute a reference to Existing Agent as collateral agent for Successor Agent). The parties hereto agree that Existing Agent's role as collateral agent shall impose no duties, obligations or liabilities on Existing Agent.

     In connection with the foregoing, Existing Agent hereby represents and warrants to Successor Agent, GECC Committed Purchaser and GECC Funding Agent that Existing Agent transfers its right, title and interest as Administrative Agent under the Transfer Agreement and the other Transaction Documents free and clear of any lien, mortgage, security interest or other Adverse Claim.

     Amendments to Transfer Agreement. As of the Third Amendment Effective Date (defined below), the Transfer Agreement hereby is amended in the following respects:

     The second paragraph of Section 2.02(a) of the Transfer Agreement hereby is amended to delete the reference therein to "two (2) Business Days" and to replace it with a reference to "one (1) Business Day".

     Section 2.03(c) of the Transfer Agreement hereby is amended and restated in its entirety as follows:

     With respect to any portion of the Transferred Interest which is owned by or transferred to a Committed Purchaser (other than GE Capital) pursuant to this Agreement or an Asset Purchase Agreement prior to the Termination Date, the initial Tranche Period applicable to such portion of the Net Investment allocable thereto shall be a period of at least three (3) Business Days, and such Tranche shall be a BR Tranche. (x) Thereafter (but prior to the Termination Date or the occurrence and continuation of a Potential Termination Event), with respect to such portion, and with respect to any other portion of the Transferred Interest held by any Committed Purchaser (other than GE Capital), and (y) from and after the Third Amendment Effective Date with respect to any Transferred Interest held by GE Capital, in its capacity as Committed Purchaser, the Tranche applicable thereto shall be, at the Transferor's sole option, either a BR Tranche or a Eurodollar Tranche. The Transferor shall give the Administrative Agent and the Funding Agents with respect to the applicable Committed Purchasers irrevocable notice by telephone of the new Tranche Period (i) if the applicable Tranche is to be a Eurodollar Tranche, at least three (3) Business Days prior to the expiration of any then existing Tranche Period, and (ii) if the applicable Tranche is to be a BR Tranche, at least one (1) Business Day prior to the expiration of any then existing Tranche Period. Any Tranche Period maintained by the Committed Purchasers which is outstanding on the Termination Date shall end on the Termination Date.

     Section 2.07 of the Transfer Agreement hereby is amended to delete the third sentence thereof in its entirety and to replace it with the following:

     The Commitment of each Committed Purchaser shall be reduced proportionately.

     Section 2.08 of the Transfer Agreement hereby is amended and restated in its entirety as follows:

          Section 2.08. Fees. To the extent not otherwise provided for by the provisions of the Agreement, Transferor shall pay to the Administrative Agent, for its own account and the account of each CP Conduit Purchaser, Funding Agent and Committed Purchaser, the Fees specified in the Fee Letters, as applicable.

     Section 2.11 of the Transfer Agreement hereby is amended to delete the phrase "JPMorgan Chase's offices at 450 W. 33rd Street in New York, NY," and to replace it with "GE Capital's offices at 1100 Abernathy Rd., Suite 900, Atlanta, GA 30328,".

     Section 3.01(w) of the Transfer Agreement hereby is amended to delete each reference therein to "Restatement Date" and to replace each such reference with a reference to "Third Amendment Effective Date".

     Section 6.05(g) of the Transfer Agreement hereby is deleted in its entirety and is replaced with the following:

     (g) [INTENTIONALLY OMITTED]

     Section 8.03 of the Transfer Agreement hereby is amended to delete clause
(y) of such Section in its entirety and to replace it with the following:

     (y) in the absence of its own gross negligence or willful misconduct as finally determined pursuant to a nonappealable order or judgment issued by a court of competent jurisdiction

     Section 8.04 of the Transfer Agreement hereby is amended to add the following sentence after the final punctuation of such Section:

     The Administrative Agent shall not be bound to make any investigation into the facts or matters stated in any notice or other communication hereunder and may rely on the accuracy of such facts or matters.

     Section 8.07 of the Transfer Agreement hereby is amended to add the following phrase to the end of the penultimate sentence of such Section:

     as finally determined pursuant to a nonappealable order or judgment issued by a court of competent jurisdiction

     Section 8.09 of the Transfer Agreement hereby is amended to delete the reference therein to "this Article VII" and to replace it with a reference to "this Article VIII, Section 2.20, Section 2.22 and Section 2.23".

     Section 10.02(a) of the Transfer Agreement hereby is amended (A) to delete clause (F) thereto in its entirety and (B) to delete the reference therein to "(G)" and to replace it with a reference to "(F)".

     Section 10.03 of the Transfer Agreement hereby is amended to delete the notice information provided for (i) the Administrative Agent and to replace it with the following:

         If to the Administrative Agent:

                  General Electric Capital Corporation
                  1100 Abernathy Rd., Suite 900
                  Atlanta, GA 30328
                  Attention: Collins & Aikman, Account Manager
                  Telecopy: (678) 320-8901
                  Telephone: (678) 320-8900
                  E-mail: curtis.correa@ge.com

                  with a copy to:

                  Sidley Austin Brown & Wood LLP
                  555 W. Fifth St.
                  Los Angeles, CA 90013
                  Attention: Samantha Good
                  Telecopy: (213) 896-6600
                  Telephone: (213) 896-6052
                  E-mail: sgood@sidley.com

                  and

                  General Electric Capital Corporation
                  201 Merritt Seven
                  Norwalk, CT 06856
                  Attention: Corporate Counsel - Commercial Finance / CLG-East
                  Telecopy: (203) 956-4001
                  Telephone: (203) 956-4382
                  E-mail: douglas.hirai@ge.com

and (ii) for the Transferor and to replace it with the following:

                  CARCORP, Inc.
                  101 Convention Center Drive
                  Suite 850
                  Las Vegas, Nevada 89109

                  Attention:  Monte Miller
                  Telephone: (702) 387-0864
                  Telecopy:  (702) 598-3651

                  with a copy to:

                  Scott Argersinger, Assistant Treasurer - Capital Markets Collins & Aikman Products Co.
                  250 Stephenson Highway
                  Troy, MI 48083
                  Telephone: (248) 733-4009
                  Telecopy: (248) 824-1532

                  with an additional copy to:

                  Jonathan A. Schaffzin
                  Cahill Gordon & Reindel LLP
                  80 Pine St.
                  New York, NY 10005
                  Telecopy: (212) 269-5420

     Section 10.06(d)(i) of the Transfer Agreement hereby is amended to delete the text thereof up to, but excluding, the proviso therein and to replace it with the following:

          (i) At any time following April 30, 2005 and, if earlier, after the occurrence and during the continuation of a Termination Event, any Committed Purchaser may from time to time, upon the prior written consent of the related CP Conduit Purchaser and the Administrative Agent, and, if the purchaser is not an Affiliate of the selling Committed Purchaser and no Termination Event has occurred and is continuing, the prior written consent of Transferor (which consent shall not be unreasonably withheld), assign to one or more accredited investors or other Persons ("Assignee(s)") all or any part of its rights and obligations under this Agreement and the other Transaction Documents pursuant to a supplement to this Agreement, substantially in the form of Exhibit K hereto (each, a "Transfer Supplement");

     Sections 10.12, 10.13 and 10.14 of the Transfer Agreement hereby are amended to delete the text thereof and to replace it with the following:

     Section 10.12. [INTENTIONALLY OMITTED]

     Section 10.13. [INTENTIONALLY OMITTED]

     Section 10.14. [INTENTIONALLY OMITTED]

     Section 10.15 of the Transfer Agreement hereby is amended and restated in its entirety as follows:

          Section 10.15. GE Capital Conflict Waiver. GE Capital acts as Administrative Agent and as Funding Agent for itself as Committed Purchaser and may provide other services or facilities from time to time (the "GE Capital Roles"). Without limiting the generality of Section 8.08, each of the parties hereto hereby acknowledges and consents to any and all GE Capital Roles, waives any objections it may have to any actual or potential conflict of interest caused by GE Capital's acting as the Administrative Agent and acting or maintaining any of the GE Capital Roles, and agrees that in connection with any GE Capital Role, GE Capital may take, or refrain from taking, any action which it in its discretion deems appropriate.

     Section 10.19 of the Transfer Agreement hereby is deleted in its entirety.

     Schedule A to the Transfer Agreement hereby is amended to delete the definitions of "CDC Roles", "Eiffel", "Eiffel Termination Event", "First Amendment Effective Date", "GECC CP Rate", "GECC Tranche", "GECC Tranche Period", "JPMorgan Chase Roles", "Liberty", "Liberty Termination Event", "PARCO", "PARCO Termination Event", and "The Bank of Nova Scotia Roles", in their entirety.

     Schedule A to the Transfer Agreement hereby is amended to delete the definition of "Administrative Agent" in its entirety and to replace it with the following:

          "Administrative Agent" shall mean GE Capital, as administrative agent on behalf of CP Conduit Purchasers, the Funding Agents and Committed Purchasers, and its permitted successors and assigns in such capacity.

     Schedule A to the Transfer Agreement hereby is amended to delete the definition of "Applicable Margin" in its entirety and to replace it with the following:

     "Applicable Margin" shall mean, for any day:

          (a) with respect to any BR Tranche, (i) from and including the Third Amendment Effective Date to but excluding the ninetieth (90) day following the Third Amendment Effective Date, seventy-five one hundredths percent (0.75%), (ii) from and including the ninetieth (90) day following the Third Amendment Effective Date to but excluding the one hundred eightieth (180) day following the Third Amendment Effective Date, one percent (1.00%), and
     (iii) thereafter, one and twenty-five one hundredths percent (1.25%); and

          (b) with respect to any Eurodollar Tranche, (i) from and including the Third Amendment Effective Date to but excluding the ninetieth (90) day following the Third Amendment Effective Date, one hundred seventy-five one hundredths percent (1.75%), (ii) from and including the ninetieth (90) day following the Third Amendment Effective Date to but excluding the one hundred eightieth (180) day following the Third Amendment Effective Date, two percent (2.00%), and (iii) thereafter, two and twenty-five one hundredths percent (2.25%).

     Schedule A to the Transfer Agreement hereby is amended to delete the definition of "Base Rate" or "BR" in its entirety and to replace it with the following:

          "Base Rate" or "BR" shall mean, for any day, a floating rate equal to the higher of (a) the rate publicly quoted from time to time by The Wall Street Journal as the "base rate on corporate loans at large U.S. money center commercial banks" (or, if The Wall Street Journal ceases quoting a base rate of the type described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates" as the bank prime loan rate or its equivalent), and (b) the Federal Funds Rate plus fifty
     (50) basis points per annum. Each change in any interest rate provided for in the Agreement based upon the Base Rate shall take effect at the time such change in the Base Rate is publicly announced as being effective.

     Schedule A to the Transfer Agreement hereby is amended to remove the reference to "December 20, 2004" in the definition of "Commitment Expiry Date" and to replace it with a reference to "March 10, 2006".

     Schedule A to the Transfer Agreement hereby is amended to amend and restate the definition of "CP Conduit Funding Limit" as follows:

          "CP Conduit Funding Limit" shall mean $250,000,000, as the same may be reduced from time to time as provided in Section 2.07 of the Receivables Transfer Agreement.

     Schedule A to the Transfer Agreement hereby is amended to delete the definition of "CP Conduit Purchaser's Termination Event" and to replace it with the following:

          "CP Conduit Purchaser's Termination Event" shall mean (a) in the case of Redwood, a Redwood Termination Event, and (b) in the case of any Conduit Assignee or other Person who becomes a CP Conduit Purchaser after the Third Amendment Effective Date, the "CP Conduit Purchaser's Termination Event" specified in the agreement by which such Person becomes a party to the Receivables Transfer Agreement.

     Schedule A to the Transfer Agreement hereby is amended to delete the definition of "Eurodollar Tranche Period" in its entirety and to replace it with the following:

          "Eurodollar Tranche Period" shall mean (i) the period commencing on the Third Amendment Effective Date and ending on the last day of the calendar month in which the Third Amendment Effective Date occurred, and
     (ii) thereafter, each successive period commencing on the first day of each calendar month and ending on the last day of such calendar month; provided that the initial Eurodollar Tranche Period following the sale by a CP Conduit Purchaser to its related Committed Purchaser of its Incremental Transfers pursuant to an Asset Purchase Agreement shall commence on the third Business Day following such sale and end on the last day of the calendar month in which such sale occurred.

     Schedule A to the Transfer Agreement hereby is amended to delete the reference in the definition of "Facility Limit" to "98.04%" and to replace it with a reference to "97.82%".

     Schedule A to the Transfer Agreement hereby is amended to delete the definition of "Fee Letters" in its entirety and to replace it with the following:

          "Fee Letters" shall mean (i) that certain letter agreement, dated as of December 2, 2004, by and among GE Capital and Collection Agent, and (ii) any other letter agreement from time to time among either Transferor or Collection Agent, on the one hand, and a CP Conduit Purchaser or Committed Purchaser, on the other hand, regarding fees payable by Transferor or Collection Agent, as the case may be, to any CP Conduit Purchaser or Committed Purchaser, as the case may be.

     Schedule A to the Transfer Agreement hereby is amended to delete the definition of "LIBOR Rate" in its entirety and to replace it with the following:

          "LIBOR Rate" shall mean, for any Eurodollar Tranche Period, an interest rate per annum equal to the rate per annum appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Telerate Service, or any successor to or substitute for such Telerate Service, providing rate quotations comparable to those currently provided on such page of such Telerate Service, as determined by the Administrative Agent from time to time for purpose of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 A.M., London time, two Business Days prior to the commencement of such Eurodollar Tranche Period, as the rate for dollar purchases with a maturity comparable to such Eurodollar Tranche Period.

     Schedule A to the Transfer Agreement hereby is amended to amend the definition of "Notional Amount" to delete the reference therein to "$15,000,000" and to replace it with a reference to "$35,000,000".

     Schedule A to the Transfer Agreement hereby is amended to delete the definition of "Program Fee" in its entirety.

     Schedule A to the Transfer Agreement hereby is amended to amend and restate the definition of "Tranche Rate" as follows:

          "Tranche Rate" shall mean the CP Rate, the Base Rate or the Eurodollar Rate, as applicable, plus, in the case of the Base Rate or the Eurodollar Rate, the Applicable Margin.

     Schedule A to the Transfer Agreement hereby is amended to amend and restate the definition of "Tranche Period" as follows:

     "Tranche Period" shall mean a CP Tranche Period, a BR Tranche Period or a Eurodollar Tranche Period, as applicable.

     Schedule A to the Transfer Agreement hereby is amended to add the following definitions in the proper alphabetical order:

     "Third Amendment Effective Date" shall mean December 10, 2004.

     Schedule B to the Transfer Agreement hereby is amended to delete the contents thereof in their entirety and to replace them with the contents of
Schedule I hereto.

     Schedule G to the Transfer Agreement hereby is deleted in its entirety.

     Exhibit B to the Transfer Agreement hereby is amended to delete the contents thereof in their entirety and to replace them with the contents of
Schedule II hereto.

     Exhibit D to the Transfer Agreement hereby is amended to revise the information contained under the heading "Net Investment Information" to reflect the CP Conduit Funded Amount or Committed Purchaser Funded Amount, as the case may be, for the CP Conduit Purchasers and Committed Purchasers party to the Transfer Agreement at the time of delivery of each Settlement Statement.

     Representations and Warranties. Each of Transferor and Collection Agent hereby represents and warrants to Successor Agent, GECC Committed Purchaser and GECC Funding Agent that, as of the Third Amendment Effective Date and after giving effect to this Third Amendment:

     The execution, delivery and performance by each of Transferor and Collection Agent of this Third Amendment (i) are within such Person's corporate power, and (ii) have been duly authorized by all necessary or proper corporate and shareholder action.

     When duly executed and delivered by each of Transferor and Collection Agent, this Third Amendment shall constitute a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the rights of creditors generally and general equitable principles (whether considered in a proceeding at law or in equity).

     The execution, delivery and performance by Transferor and Collection Agent of this Third Amendment will not contravene any provision of applicable law, rule or regulation or of the articles of incorporation or bylaws of Transferor or Collection Agent or constitute a default under any agreement or any judgement, injunction, order, writ, decree or other instrument binding upon Transferor or Collection Agent or result in the creation or imposition of any Adverse Claim on the assets of Transferor or Collection Agent (except as contemplated by Section 2.09 of the Transfer Agreement).

     The execution, delivery and performance of by Transferor and Collection Agent of this Third Amendment does not require any action by or in respect of, or filing with, any Official Body or official thereof, other than has been obtained or made and other than as will be made on Form 8-K with the Securities and Exchange Commission, which Form 8-K will disclose the transactions contemplated by this Third Amendment.

     All of the representations and warranties of Transferor and Collection Agent contained in this Third Amendment, the Transfer Agreement and the other Transaction Documents are true and correct in all material re-spects on and as of the Third Amendment Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which are true and correct in all material respects as of that date).

     All of the representations and warranties of the Sellers contained in the Receivables Purchase Agreement and the other Transaction Documents are true and correct in all material respects on and as of the Third Amendment Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which are true and correct in all material respects as of that date).

     The information set forth in Schedule E, and Exhibits G, and H to the Transfer Agreement is accurate and complete as of the date hereof.

     None of the articles of organization, bylaws or analogous documents of Transferor, Collection Agent or any Seller has been amended since the last copies of such documents delivered and certified to Existing Agent.

     Both immediately prior to and after giving effect to this Third Amendment, no Termination Event or Potential Termination Event has occurred or is continuing.

     Covenants. 1) Transferor shall cause, at Transferor's cost and expense, one set of Uniform Commercial Code, tax, judgment and other lien searches in respect of Transferor and each Seller in each such Person's state of organization, which Uniform Commercial Code, tax, judgment and other lien searches shall reveal that no Adverse Claim has been created on the collateral granted pursuant to Section
10.10 of the Receivables Transfer Agreement.

     Not later than thirty (30) days following the Third Amendment Effective Date, Transferor shall (i) cause to be delivered to Successor Agent a fully-executed letter agreement among Transferor, Successor Agent and Existing Agent and acknowledged by The Bank of Nova Scotia, as collection bank, substantially in the form attached hereto as Exhibit A, with such changes as may be approved by Successor Agent, and (ii) establish with a financial institution that is reasonably acceptable to Successor Agent, a collection account into which collections from the Sellers' Canadian operations will be directed from the applicable Lockbox Accounts (such collection account, the "Canadian Account"). Further, not later than thirty (30) days following the Third Amendment Effective Date, and in conjunction with the actions taken in the immediately preceding sentence, Transferor shall cause to be delivered to Successor Agent, with respect to that certain collection account number 323883680 maintained at JPMorgan Chase Bank, N.A., either a fully-executed amendment to the existing Lockbox Agreement with JPMorgan Chase Bank, N.A. or a fully-executed three party account control agreement, in each case, which account control agreement is sufficient to perfect Successor Agent's security interest therein and, is otherwise in form and substance satisfactory to Successor Agent.

     Third Amendment Effective Date. This Third Amendment shall become effective as of the date first written above (the "Third Amendment Effective Date") upon the satisfaction of each of the following conditions, in each case, in form and substance satisfactory to Successor Agent:

     Successor Agent shall have received counterparts hereof executed by Transferor, Collection Agent, GECC Committed Purchaser and Existing Agent;

     Successor Agent shall have received counterparts from each party thereto with respect to each of the following documents:

          that certain Second Amendment to Amended and Restated Receivables Purchase Agreement, dated as of the date hereof, among the Sellers and Transferor and acknowledged by GECC Committed Purchaser;

          that certain letter agreement regarding fees and syndication, dated as of December 2, 2004, between GE Capital and Collection Agent;

          that certain letter agreement regarding commitments to lend, dated as of December 2, 2004, between GE Capital and Collection Agent (the "Commitment Letter");

          that certain letter agreement, dated as of the date hereof, among Transferor, Successor Agent and Existing Agent and acknowledged by JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), as collection bank;

          that certain letter agreement, dated as of the date hereof, among Transferor, Successor Agent and Existing Agent and acknowledged by JPMorgan Chase Bank, N.A., as collection bank;

          that certain Required Currency Hedge Assignment, dated as of the date hereof, among Transferor and Successor Agent and acknowledged by JPMorgan Chase Bank, N.A., as currency hedge counterparty;

          that certain letter agreement, dated as of the date hereof, among Transferor, Successor Agent and Existing Agent and acknowledged by JPMorgan Chase Bank, N.A., as swap counterparty;

          that certain Credit Default Swap Assignment, dated as of the date hereof, among Transferor, Successor Agent and Existing Agent and acknowledged by JPMorgan Chase Bank, N.A. as swap counterparty;

          that certain Transfer Supplement No. 1, dated as of the date hereof, among GECC Committed Purchaser, JPMorgan Chase Bank, N.A., Delaware Funding Corporation (successor by assignment to Park Avenue Receivables Corporation), Existing Agent, Transferor and Collection Agent;

          that certain Transfer Supplement No. 2, dated as of the date hereof, among GECC Committed Purchaser, IXIS Financial Products (formerly known as CDC Financial Products Inc.), Eiffel Funding, LLC, Existing Agent, Transferor and Collection Agent; and

          that certain Transfer Supplement No. 3, dated as of the date hereof, among GECC Committed Purchaser, The Bank of Nova Scotia, Liberty Street Funding Corp., Existing Agent, Transferor and Collection Agent;

     Successor Agent shall have received a certificate of a Responsible Officer of Collection Agent which certificate certifies as to the truth and completeness of the Transfer Agreement, the Receivables Purchase Agreement, each existing Lockbox Agreement, each existing Credit Default Swap and assignment thereof, each existing Required Currency Hedge and assignment thereof and each effective UCC-1 financing statement filed in connection with the Receivables Purchase Agreement or the Transfer Agreement, in each case, attached to such certificate;

     Successor Agent shall have received evidence satisfactory to it that the UCC-3 amendments have been filed in the appropriate filing offices to evidence the assignment to Successor Agent of all effective UCC-1 financing statements filed in connection with the Receivables Purchase Agreement or the Transfer Agreement;

     All of the representations and warranties of Transferor and Collection Agent contained in this Third Amendment, the Transfer Agreement and the other Transaction Documents shall be true and correct in all material respects on and as of the Third Amendment Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

     All of the representations and warranties of the Sellers contained in the Receivables Purchase Agreement and the other Transaction Documents shall be true and correct in all material respects on and as of the Third Amendment Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

     Both immediately prior to and after giving effect to the Third Amendment, no Termination Event or Potential Termination Event shall has occurred and be continuing;

     Successor Agent shall have received, for the account of itself and GECC Committed Purchaser, (i) payment of all Fees due and payable under the Fee Letters as of the Third Amendment Effective Date and (ii) payment of all costs and expenses due and payable under Section 2.23 of the Transfer Agreement, the Fee Letters and the Commitment Letter.

     Reference to and Effect on the Related Documents.

     Upon the Third Amendment Effective Date, each reference in the Transfer Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the Transaction Documents to the "Receivables Transfer Agreement" or the "Transfer Agreement" shall mean and be a reference to the Transfer Agreement as amended hereby.

     Upon the Third Amendment Effective Date, each reference in the Transfer Agreement to the "Administrative Agent" and each reference in the Transaction Documents (including the Limited Guaranty) to the "Administrative Agent" or, solely in Existing Agent's capacity as Administrative Agent, to "JPMorgan Chase" or "JPMorgan Chase Bank" shall mean and be a reference to Successor Agent, in its capacity as Administrative Agent.

     This Third Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of any term or condition of the Transfer Agreement or any other Transaction Document, except as expressly provided herein, (ii) prejudice any right or rights which Successor Agent, GECC Committed Purchaser or GECC Funding Agent may now have or may have in the future under or in connection with the Transfer Agreement or any other Transaction Document, (iii) require Successor Agent, GECC Committed Purchaser or GECC Funding Agent to agree to a similar transaction on a future occasion or
(iv) create any rights herein to another Person or other beneficiary or otherwise.

     Except to the extent specifically amended hereby, the respective provisions of the Transfer Agreement and the other Transaction Documents shall not be amended, modified, waived, impaired or otherwise affected hereby, and such documents and Transferor's and Collection Agent's obligations under each of them are hereby confirmed as being in full force and effect.

     Release.

     Transferor and Collection Agent acknowledges that Successor Agent, GECC Committed Purchaser and GECC Funding Agent would not enter into this Third Amendment without Transferor's and Collection Agent's assurance that neither of them has any claim against Successor Agent, GECC Committed Purchaser, GECC Funding Agent or any other Indemnified Party. Each of Transferor and Collection Agent, for itself and on behalf of its officers and directors, and its respective predecessors, successors and assigns (collectively, the "Releasors") releases each of Successor Agent, GECC Committed Purchaser, GECC Funding Agent and each other Indemnified Party from any known or unknown claims arising out of or related to the Transaction Documents or the transactions contemplated thereby which any Releasor now has against any of Successor Agent, GECC Committed Purchaser, GECC Funding Agent or any other Indemnified Party of any nature, including any claims that any Releasor, or any Releasor's successors, counsel and advisors may in the future discover they would have had now if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability.

     The provisions, waivers and releases set forth in this section are binding upon each Releasor. The provisions, waivers and releases of this section shall inure to the benefit of each of Successor Agent, GECC Committed Purchaser, GECC Funding Agent and each other Indemnified Party.

     The provisions of this section shall survive reduction to zero of the Net Investments, full performance of all of the terms of this Third Amendment, the Transfer Agreement and the other Transaction Documents and/or any action by Successor Agent, GECC Committed Purchaser or GECC Funding Agent to exercise any remedy available under the Transaction Documents, applicable law or otherwise.

     Each of Transferor and Collection Agent warrants and represents that such Person is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and such Person has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Each of Transferor and Collection Agent shall indemnify and hold harmless each of Successor Agent, GECC Committed Purchaser, GECC Funding Agent and the other Indemnified Party from and against any claim, demand, damage, debt, liability (including payment of reasonable attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any such assignment or transfer.

     Miscellaneous. This Third Amendment is a Transaction Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

     Counterparts. This Third Amendment may be executed in any number of separate original or facsimile counterparts, each of which shall collectively and separately constitute one agreement.

     GOVERNING LAW. THIS THIRD AMENDMENT, AND ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Third Amendment. In the event an ambiguity or question of intent or interpretation arises, this Third Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Third Amendment.

                            [signature page follows]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Third Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                          CARCORP, INC., as Transferor


                          By: /s/ John A. Galante
                              ----------------------------------------
                              Name: John A. Galante
                              Title: Vice President & Treasurer


                          COLLINS & AIKMAN PRODUCTS CO., individually, as Guarantor and as Collection Agent


                          By: /s/ John A. Galante
                              ----------------------------------------
                              Name: John A. Galante
                              Title: Vice President & Treasurer

                          GENERAL ELECTRIC CAPITAL CORPORATION,
                          as GECC Committed Purchaser and
                          as GECC Funding Agent


                          By: /s/ Curtis J. Correa
                              ----------------------------------------
                              Name: Curtis J. Correa
                              Title: Duly Authorized Signatory





                          GENERAL ELECTRIC CAPITAL CORPORATION,
                          as Successor Agent


                          By: /s/ Curtis J. Correa
                              ---------------------------------------
                              Name: Curtis J. Correa
                              Title: Duly Authorized Signatory

                          JPMORGAN CHASE BANK, N.A.,
                          as Existing Agent



                          By: /s/ John M. Kuhns
                              ---------------------------------------
                              Name: John M. Kuhns
                              Title: Vice President